Earnings Conference Call May 5, 2015 Quarter Ended March 31, 2015

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcomes and results to differ materially from those expressed in, or implied by, these forward- looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single- sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; and (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

Income Statement Highlights U.S. GAAP (Unaudited) 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2015 Dec 2014 Mar 2014 Net sales $ 193,708 $ 201,310 $ 215,821 Gross margin $ 36,329 $ 44,468 $ 33,618 Gross margin as a percentage of net sales 18.8% 22.1% 15.6 % Selling, general and administrative $ 24,870 $ 23,374 $ 25,030 SG&A as a percentage of net sales 12.8% 11.6% 11.6 % Operating income (loss) $ 912 $ 9,302 $ (5,207) Net income (loss) from continuing operations $ (19,847) $ 3,078 $ (14,550) Income (loss) from discontinued operations — (164) 103 Net income (loss) $ (19,847) $ 2,914 $ (14,447) Per share data: Net income (loss) from continuing operations - basic $ (0.44) $ 0.07 $ (0.32) Income (loss) from discontinued operations - basic $ — $ — $ — Net income (loss) - basic $ (0.44) $ 0.07 $ (0.32) Net income (loss) from continuing operations - diluted $ (0.44) $ 0.06 $ (0.32) Income (loss) from discontinued operations - diluted $ — $ — $ — Net income (loss) - diluted $ (0.44) $ 0.06 $ (0.32) Weighted avg. shares - basic 45,443 45,407 45,174 Weighted avg. shares - diluted 45,443 52,228 45,174

Income Statement Highlights Non-GAAP 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2015 Dec 2014 (1) Mar 2014 Net sales $ 193,708 $ 201,310 $ 215,821 Adjusted gross margin $ 36,518 $ 45,109 $ 38,220 Gross margin as a percentage of net sales 18.9% 22.4% 17.7 % Adjusted selling, general and administrative $ 22,099 $ 21,101 $ 23,236 SG&A as a percentage of net sales 11.4% 10.5% 10.8 % Adjusted operating income (loss) $ 7,873 $ 17,805 $ 8,276 Adjusted net income (loss) from continuing operations $ (1,597) $ 6,955 $ 1,714 Adjusted net income (loss) from discontinued operations — — — Adjusted net income (loss) $ (1,597) $ 6,955 $ 1,714 Adjusted EBITDA 18,233 27,608 20,856 Per share data: Adjusted net income (loss) from continuing operations - basic $ (0.04) $ 0.15 $ 0.04 Adjusted net income (loss) from discontinued operations - basic — — — Adjusted net income (loss) - basic (0.04) 0.15 0.04 Adjusted net income (loss) from continuing operations - diluted (0.04) 0.13 0.03 Adjusted net income (loss) from discontinued operations - diluted — — — Adjusted net income (loss) - diluted $ (0.04) $ 0.13 $ 0.03 Weighted avg. shares - basic 45,443 45,407 45,174 Weighted avg. shares - diluted 45,443 52,228 52,523 (1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.

Income Statement Highlights (Unaudited) 5 U.S. GAAP Non-GAAP (Amounts in thousands, except percentages and per share data) FY 2015 FY 2014 FY 2015 FY 2014 Net sales $ 823,192 $ 833,666 $ 823,192 $ 833,666 Gross margin $ 159,509 $ 120,741 $ 166,531 $ 132,718 Gross margin as a percentage of net sales 19.4% 14.5% 20.2% 15.9 % Selling, general and administrative $ 98,533 $ 95,856 $ 90,023 $ 87,973 SG&A as a percentage of net sales 12.0% 11.5% 10.9% 10.6 % Operating income (loss) $ 22,378 $ (18,211) $ 51,001 $ 20,476 Net income (loss) from continuing operations $ (19,522) $ (64,869) $ 6,958 $ (17,494) Income (loss) from discontinued operations 5,379 (3,634) — — Net income (loss) $ (14,143) $ (68,503) $ 6,958 $ (17,494) Adjusted EBITDA $ 91,742 $ 70,713 Per share data: Adjusted net income (loss) from continuing operations - basic $ (0.43) $ (1.44) $ 0.15 $ (0.39) Adjusted net income (loss) from discontinued operations - basic 0.12 (0.08) — — Adjusted net income (loss) - basic (0.31) (1.52) 0.15 (0.39) Adjusted net income (loss) from continuing operations - diluted (0.43) (1.44) 0.13 (0.39) Adjusted net income (loss) from discontinued operations - diluted 0.12 (0.08) — — Adjusted net income (loss) - diluted $ (0.31) $ (1.52) $ 0.13 $ (0.39) Weighted avg. shares - basic 45,381 45,102 45,381 45,102 Weighted avg. shares - diluted 45,381 45,102 52,588 45,102

Adjusted Operating Income (Loss) Non-GAAP Solid Capacitors 6 For the Quarters Ended (Amounts in thousands) Mar 2015 Dec 2014 Net sales $ 145,680 $ 152,785 Operating income (loss) 29,726 38,103 Adjustments: Restructuring charges 1,402 496 Inventory revaluation (238) (238) Stock-based compensation expense 292 221 Plant start-up costs 315 463 NEC TOKIN investment related expenses (7) 6 Gain on sales and disposals of assets 504 (7) Adjusted operating income (loss) $ 31,994 $ 39,044

Adjusted Operating Income (Loss) Non-GAAP Film & Electrolytics 7 For the Quarters Ended (Amounts in thousands) Mar 2015 Dec 2014 Net sales $ 48,026 $ 48,525 Operating income (loss) (4,558) (5,137) Adjustments: Restructuring charges 1,737 4,496 Inventory revaluation (689) (689) Gain (loss) on sales and disposals of assets (144) (567) Plant start-up costs 336 681 Stock-based compensation expense 173 204 Adjusted operating income (loss) $ (3,145) $ (1,012)

Financial Highlights (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable (2) Calculated by annualizing the current quarter’s Net sales divided by current quarter's accounts receivable (3) Calculated by annualizing the current quarter’s Cost of sales by current quarter's accounts payable 8 (Amounts in millions, except DSO and DPO) Mar 2015 Dec 2014 FX Impact Cash, cash equivalents $ 56.4 $ 55.6 $ (1.1) Capital expenditures $ 4.8 $ 5.5 Short-term debt $ 0.5 $ 12.5 Long-term debt 388.4 389.4 Debt premium 2.5 2.6 Total debt $ 391.4 $ 404.5 $ — Equity $ 167.6 $ 215.9 $ 12.3 Net working capital (1) $ 192.9 $ 218.0 $ (3.2) Days in receivables (DSO)(2) 43 42 Days in payables (DPO)(3) 41 36

Sales Summary - Q4 FY2015 9

Sales Summary - FY 2015 10

Appendix

Adjusted Gross Margin Non-GAAP 12 For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2015 Dec 2014 Mar 2014 2015 2014 Net sales $ 193,708 $ 201,310 $ 215,821 $ 823,192 $ 833,666 Gross margin $ 36,329 $ 44,468 $ 33,618 $ 159,509 $ 120,741 Adjustments: Inventory Revaluation (927) (927) — — — Plant shut-down costs — — 2,668 889 2,668 Plant start-up costs 651 1,144 669 4,556 3,336 Stock-based compensation expense 465 424 186 1,577 1,008 Inventory write down — — — — 3,886 Infrastructure tax — — 1,079 — 1,079 Adjusted gross margin $ 36,518 $ 45,109 $ 38,220 $ 166,531 $ 132,718 Adjusted gross margin as a percentage of net sales 18.9% 22.4% 17.7% 20.2% 15.9%

Adjusted Selling, General & Administrative Expenses Non-GAAP 13 For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2015 Dec 2014 (1) Mar 2014 2015 2014 Net sales $ 193,708 $ 201,310 $ 215,821 $ 823,192 $ 833,666 Selling, general and administrative expenses $ 24,870 $ 23,374 $ 25,030 $ 98,533 $ 95,856 Less adjustments: ERP integration costs 1,273 671 837 3,248 3,880 NEC TOKIN investment related expenses 226 485 618 1,778 2,299 Stock-based compensation expense 837 708 339 2,640 1,704 Legal expenses related to antitrust class actions 435 409 — 844 — Adjusted selling, general and administrative expenses $ 22,099 $ 21,101 $ 23,236 $ 90,023 $ 87,973 Adjusted selling, general, and administrative as a percentage of net sales 11.4% 10.5% 10.8% 10.9% 10.6% (1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.

Adjusted Operating Income Non-GAAP 14 For the Quarters Ended Fiscal Year (Amounts in thousands) Mar 2015 Dec 2014 (1) Mar 2014 2015 2014 Operating income (loss) $ 912 $ 9,302 $ (5,207) $ 22,378 $ (18,211) Adjustments: Restructuring charges 3,437 6,063 5,954 13,017 14,122 Plant shut-down costs — — 2,668 889 2,668 Write down of long-lived assets — — 1,118 — 4,476 ERP integration costs 1,273 671 837 3,248 3,880 Plant start-up costs 651 1,144 669 4,556 3,336 NEC TOKIN investment related expenses 226 485 618 1,778 2,299 Stock-based compensation expense 1,328 1,232 579 4,512 2,909 Inventory Revaluation (927) (927) — — — Inventory write downs — — — — 3,886 Infrastructure tax — — 1,079 — 1,079 Net (gain) loss on sales and disposals of assets 538 (574) (39) (221) 32 Legal expenses related to antitrust class actions 435 409 — 844 — Adjusted operating income (loss) $ 7,873 $ 17,805 $ 8,276 $ 51,001 $ 20,476 (1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.

Adjusted Net Income (Loss) and Adjusted EBITDA
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	For the Quarters Ended Mar 2015	Dec 2014 (1)	Mar 2014	Fiscal Year 2015	2014
Net income (loss)	$ (19,847)	$ 2,914	$ (14,447)	$ (14,143)	$ (68,503)
Adjustments:					
Restructuring charges	3,437	6,063	5,954	13,017	14,122
Plant shut-down costs	—	—	2,668	889	2,668
Write down of long-lived assets	—	—	1,118	—	4,476
ERP integration costs	1,273	671	837	3,248	3,880
Plant start-up costs	651	1,144	669	4,556	3,336
NEC TOKIN investment related expenses	226	485	618	1,778	2,299
Stock-based compensation	1,328	1,232	579	4,512	2,909
Inventory Revaluation	(927)	(927)	—	—	—
Inventory write downs	—	—	—	—	3,886
(Gain) loss on sales and disposals of assets	538	(574)	(39)	(221)	32
Long-term receivable write down	—	—	—	—	1,444
Equity (gain) loss from NEC TOKIN	2,093	(1,367)	4,127	2,169	7,090
Income tax effect of non-GAAP adjustments	20	37	100	84	(27)
Infrastructure tax	—	—	1,079	—	1,079
Amortization included in interest expense	244	322	780	1,814	3,596
Net foreign exchange (gain) loss	(2,168)	(1,257)	(449)	(4,249)	(304)
Change in value of NEC TOKIN options	11,100	(2,500)	(1,777)	(2,100)	(3,111)
(Income) loss from discontinued operations	—	164	(103)	(5,379)	3,634
(Gain) loss on early extinguishment of debt	—	(1,003)	—	(1,003)	—
Professional fees related to financing activities	—	1,142	—	1,142	—
Legal expenses related to antitrust class actions	435	409	—	844	—
Adjusted net income (loss)	$ (1,597)	$ 6,955	$ 1,714	$ 6,958	$ (17,494)
Adjusted net income (loss) per share - basic	$ (0.04)	$ 0.15	$ 0.04	$ 0.15	$ (0.39)
Adjusted net income (loss) per share - diluted	$ (0.04)	$ 0.13	$ 0.03	$ 0.13	$ (0.39)
Adjusted EBITDA	$ 18,233	$ 27,608	$ 20,856	$ 91,742	$ 70,713
Weighted avg. shares - basic	45,443	45,407	45,174	45,381	45,102
Weighted avg. shares - diluted	45,443	52,228	52,523	52,588	45,102

(1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.

15

Adjusted EBITDA Reconciliation

Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Quarters Ended Mar 2015	Dec 2014 (1)	Mar 2014	Fiscal Year 2015	2014
Net income (loss)	$ (19,847)	$ 2,914	$ (14,447)	$ (14,143)	$ (68,503)
Interest expense, net	10,017	9,933	10,658	40,687	40,767
Income tax expense (benefit)	3	1,359	(2,811)	5,227	1,482
Depreciation and amortization	10,074	9,720	12,175	40,768	49,527
EBITDA	247	23,926	5,575	72,539	23,273
Excluding the following items					
Restructuring charges	3,437	6,063	5,954	13,017	14,122
Plant shut-down costs	—	—	2,668	889	2,668
Write down of long-lived assets	—	—	1,118	—	4,476
ERP integration costs	1,273	671	837	3,248	3,880
Plant start-up costs	651	1,144	669	4,556	3,336
NEC TOKIN investment related expenses	226	485	618	1,778	2,299
Stock-based compensation	1,328	1,232	579	4,512	2,909
Inventory write downs	—	—	—	—	3,886
(Gain) loss on sales and disposals of assets	538	(574)	(39)	(221)	32
Inventory Revaluation	(927)	(927)	—	—	—
(Income) loss from discontinued operations	—	164	(103)	(5,379)	3,634
Equity (gain) loss from NEC TOKIN	2,093	(1,367)	4,127	2,169	7,090
Long-term receivable write down	—	—	—	—	1,444
Infrastructure tax	—	—	1,079	—	1,079
Net foreign exchange (gain) loss	(2,168)	(1,257)	(449)	(4,249)	(304)
Change in value of NEC TOKIN options	11,100	(2,500)	(1,777)	(2,100)	(3,111)
(Gain) loss on early extinguishment of debt	—	(1,003)	—	(1,003)	—
Professional fees related to financing activities	—	1,142	—	1,142	—
Legal expenses related to antitrust class actions	435	409	—	844	—
Adjusted EBITDA	**$ 18,233**	**$ 27,608**	**$ 20,856**	**$ 91,742**	**$ 70,713**

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(1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 17

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 18

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 19